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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     December 18, 2000
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                     DIGITAL VILLAGE WORLD TECHNOLOGIES INC.
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               (Exact name of Registrant as Specified in Charter)


                Nevada                                       88-0404114
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     (State of Other Jurisdiction      (Commission         (IRS Employer
           of Incorporation)           File Number)     Identification No.)

          8980 Fraserwood Court, Unit 10 Burnaby B.C., Canada, T5J 5HJ
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code       (604) 438-3598
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                               BODY CONCEPTS INC.
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          (Former name or Former Address, if Changed Since Last Report)
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 Item 7.    FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 (c) Exhibits.

      16.1              Letter on Change in Certifying Accountant
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DIGITAL VILLAGE WORLD TECHNOLOGIES INC.

Date     January 23, 2001                By: /s/ Richard Wang
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                                         Name: Richard Wang
                                         Title: President